UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2007

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2100 East Grand Avenue	90245
El Segundo, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (310) 615-0311

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

                    On October 28, 2007, the Registrant adopted a Supplemental Executive Retirement Plan No. 2 and an Excess Plan.  On the same day, the Registrant amended its Supplemental Executive Retirement Plan, Deferred Compensation Plan and Severance Plan for Senior Management and Key Employees in order to comply with Section 409A of the Internal Revenue Code.  Copies of the two new plans and three amended and restated plans are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: November 1, 2007	By /s/ Donald G. DeBuck
Donald G. DeBuck
Vice President and Controller

EXHIBIT INDEX

Exhibit

10.1	Computer Sciences Corporation Deferred Compensation Plan, amended and restated effective October 28, 2007
10.2	Computer Sciences Corporation Supplemental Executive Retirement Plan, amended and restated effective October 28, 2007
10.3	Computer Sciences Corporation Severance Plan for Senior Management and Key Employees, amended and restated effective October 28, 2007
10.4	Computer Sciences Corporation Supplemental Executive Retirement Plan No. 2, effective October 28, 2007
10.5	Computer Sciences Corporation Excess Plan, effective October 28, 2007